UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024 (May 29, 2024)

SS&C TECHNOLOGIES HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SSNC	The Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of SS&C Technologies Holdings, Inc. (the “Company”) held on May 29, 2024 (the “Annual Meeting”), the Company’s stockholders approved the adoption of the SS&C Technologies Holdings, Inc. Amended and Restated 2023 Stock Incentive Plan (the “A&R 2023 Plan”) to increase the number of shares reserved for issuance under the A&R 2023 Plan by 2,600,000 shares of common stock of the Company. The Company’s Board of Directors (the “Board”) approved the adoption of the A&R 2023 Plan on April 4, 2024, subject to approval by the Company’s stockholders at the Annual Meeting.

The A&R 2023 Plan amends and restates the SS&C Technologies Holdings, Inc. 2023 Stock Incentive Plan, which was previously approved by the Company’s stockholders on May 17, 2023. The principal features of the A&R 2023 Plan are described in detail under “Proposal 4 - Approval of SS&C Technologies Holdings, Inc. Amended and Restated 2023 Stock Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission on April 12, 2024 (the “Proxy Statement”). The full text of the A&R 2023 Plan is attached as Appendix B to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following proposals and director nominations:

1.
The following nominees were elected to the Company’s Board as Class II directors, to serve a term expiring at the 2027 annual meeting of stockholders and until their successors have been duly elected and qualified. The votes cast with respect to the election of the nominees are as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Jonathan E. Michael	196,918,197	28,109,658	429,267	7,193,524
Debra Walton-Ruskin	221,982,349	3,162,756	312,017	7,193,524

2.
A non-binding, advisory vote on the compensation of the Company’s named executive officers was approved. The votes cast with respect to this matter are as follows:

For	Against	Abstain	Broker Non-Votes
197,236,176	27,893,338	327,608	7,193,524

3.
The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024. The votes cast with respect to this proposal are as follows:

For	Against	Abstain
224,372,996	7,863,482	414,168

4.
Approval of the SS&C Technologies Holdings, Inc. Amended and Restated 2023 Stock Incentive Plan. The votes cast with respect to this matter are as follows:

For	Against	Abstain	Broker Non-Votes
196,990,922	28,127,859	338,341	7,193,524

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: June 3, 2024	By:	/s/ Jason White
Jason White
Senior Vice President, General Counsel and Secretary